First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2021 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 77.0%

Australia - 0.3%
Newcrest Mining Ltd.	63,668	1,055,471

Belgium - 2.5%
Groupe Bruxelles Lambert SA	70,168	7,718,178

Brazil - 2.1%
Ambev SA, ADR	1,191,070	3,287,353
Itausa SA (Preference)	793,038	1,622,264
Wheaton Precious Metals Corp.	48,857	1,836,046
		6,745,663
Canada - 6.5%
Agnico Eagle Mines Ltd.	15,423	800,131
Barrick Gold Corp.	74,944	1,352,739
Franco-Nevada Corp.	5,037	654,380
Imperial Oil Ltd.	199,867	6,316,656
Nutrien Ltd.	103,964	6,739,986
Power Corp. of Canada	142,137	4,685,157
		20,549,049
Chile - 1.1%
Cia Cervecerias Unidas SA, ADR	200,517	3,466,939

China - 1.1%
Alibaba Group Holding Ltd., ADR*	11,331	1,677,555
Prosus NV*	21,345	1,708,476
		3,386,031
France - 6.9%
Danone SA	114,083	7,777,945
Laurent-Perrier	16,331	1,872,784
Legrand SA	18,430	1,974,769
LVMH Moet Hennessy Louis Vuitton SE	663	474,883
Rexel SA*	30,892	595,231
Saint Jean Groupe SA*	451	12,486
Sanofi	44,011	4,236,677
Sodexo SA*	38,591	3,372,688
Wendel SE	10,768	1,487,863
		21,805,326
Germany - 1.8%
Brenntag SE	15,067	1,399,644
FUCHS PETROLUB SE (Preference)	36,692	1,717,938
Henkel AG & Co. KGaA (Preference)	26,791	2,478,398
		5,595,980
Hong Kong - 4.3%
CK Asset Holdings Ltd.	411,000	2,371,377
Great Eagle Holdings Ltd.	525,814	1,441,160
Guoco Group Ltd.	192,670	2,216,797
Hongkong Land Holdings Ltd.	345,600	1,650,820
Hysan Development Co. Ltd.	391,760	1,275,731
Jardine Matheson Holdings Ltd.	84,280	4,454,896
		13,410,781
Ireland - 0.5%
CRH plc	34,944	1,649,178

Japan - 18.0%
As One Corp.	14,980	2,184,422
Chofu Seisakusho Co. Ltd.	45,885	862,149
Daiichikosho Co. Ltd.	66,330	2,456,023
FANUC Corp.	25,380	5,564,868
Hirose Electric Co. Ltd.	20,480	3,403,497
Hoshizaki Corp.	21,600	1,964,606
Hoya Corp.	12,260	1,912,791
Kansai Paint Co. Ltd.	75,580	1,874,890
Keyence Corp.	4,700	2,805,294
Komatsu Ltd.	86,800	2,078,723
Mitsubishi Electric Corp.	232,300	3,228,411
Mitsubishi Estate Co. Ltd.	299,860	4,774,615
MS&AD Insurance Group Holdings, Inc.	69,700	2,331,238
Nagaileben Co. Ltd.	32,510	762,873
Olympus Corp.	19,464	426,028
Pilot Corp.	6,400	243,337
Secom Co. Ltd.	66,760	4,828,619
Shimano, Inc.	14,560	4,254,246
SK Kaken Co. Ltd.	2,038	723,054
SMC Corp.	5,260	3,281,769
Sompo Holdings, Inc.	126,700	5,496,883
T Hasegawa Co. Ltd.	44,600	1,061,982
USS Co. Ltd.	10,000	170,223
Yokogawa Electric Corp.	300	5,232
		56,695,773
Mexico - 1.4%
Fomento Economico Mexicano SAB de CV, ADR	39,793	3,450,849
Fresnillo plc	19,119	200,216
Grupo Mexico SAB de CV, Series B	13,037	52,037
Industrias Penoles SAB de CV*	56,206	662,496
		4,365,598
Netherlands - 1.5%
HAL Trust	4,494	791,255
Royal Dutch Shell plc, Class A	177,335	3,962,671
		4,753,926
Norway - 0.9%
Orkla ASA	299,930	2,752,816

Singapore - 1.9%
ComfortDelGro Corp. Ltd.	501,710	554,707
Haw Par Corp. Ltd.	428,413	3,632,002
United Overseas Bank Ltd.	20,400	385,919
UOL Group Ltd.	301,300	1,515,106
		6,087,734
South Korea - 3.8%
Fursys, Inc.	27,737	891,895
Hyundai Mobis Co. Ltd.	8,654	1,826,151

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2021 (unaudited)

Investments	Shares	Value ($)
KT&G Corp.	57,281	3,918,792
Lotte Confectionery Co. Ltd.	2,996	318,493
Lotte Corp.	16,304	460,189
NAVER Corp.	2,888	937,061
NongShim Co. Ltd.	5,529	1,312,426
Samsung Electronics Co. Ltd. (Preference)	41,290	2,408,805
		12,073,812
Sweden - 3.1%
Industrivarden AB, Class C	34,092	1,053,297
Investor AB, Class A	223,056	4,829,783
Investor AB, Class B	76,760	1,650,676
Svenska Handelsbanken AB, Class A	183,538	2,055,517
		9,589,273
Switzerland - 3.7%
Cie Financiere Richemont SA (Registered)	55,111	5,714,026
Nestle SA (Registered)	48,694	5,867,143
		11,581,169
Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51,098	5,705,092

Thailand - 0.7%
Bangkok Bank PCL, NVDR	496,905	1,695,894
Thai Beverage PCL	1,093,992	525,414
		2,221,308
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	204,600	521,137

United Kingdom - 9.7%
BAE Systems plc	106,609	807,463
Berkeley Group Holdings plc	39,535	2,308,674
British American Tobacco plc	182,859	6,391,751
Diageo plc	21,159	1,024,413
GlaxoSmithKline plc	165,226	3,118,338
Great Portland Estates plc, REIT	23,659	237,468
Hiscox Ltd.	134,824	1,519,791
Linde plc	6,635	1,951,212
Lloyds Banking Group plc	5,169,632	3,217,690
Reckitt Benckiser Group plc	48,984	3,848,194
Ultra Electronics Holdings plc	8,610	375,412
Unilever plc	107,961	5,833,266
		30,633,672
United States - 3.2%
Newmont Corp.	63,362	3,440,556
Royal Gold, Inc.	8,457	807,559
Willis Towers Watson plc	24,489	5,692,713
		9,940,828
TOTAL COMMON STOCKS (Cost $161,196,019)		242,304,734

Investments	Ounces	Value ($)
COMMODITIES - 11.2%

Gold bullion*
(Cost $17,539,483)	20,049	35,202,119

Investments		Principal Amount ($)	Value ($)
FOREIGN GOVERNMENT SECURITIES - 2.4%

Colombia - 0.4%
Republic of Colombia
5.75%, 11/3/2027	COP	4,917,300,000	1,214,642

Indonesia - 0.2%
Republic of Indonesia
8.38%, 3/15/2024	IDR	6,025,000,000	459,268

Malaysia - 0.3%
Malaysia Government Bond
3.42%, 8/15/2022	MYR	4,480,000	1,085,795

Mexico - 0.5%
Mex Bonos Desarr Fix Rt
6.50%, 6/9/2022	MXN	15,730,000	766,363
8.00%, 12/7/2023	MXN	9,130,000	457,683
10.00%, 12/5/2024	MXN	8,170,000	433,917
			1,657,963
Peru - 0.2%
Republic of Peru
8.20%, 8/12/2026(a)	PEN	2,452,000	667,399

Singapore - 0.5%
Republic of Singapore
3.13%, 9/1/2022	SGD	2,089,000	1,575,881

South Korea - 0.3%
Republic of Korea
Class B, 1.25%, 3/10/2026	KRW	1,264,990,000	1,036,926

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $8,039,212)			7,697,874

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2021 (unaudited)

Investments	Number of Warrants	Value ($)
WARRANTS - 0.0%(b)

Switzerland - 0.0%(b)
Cie Financiere Richemont SA, expiring 11/22/2023*
(Cost $–)	134,538	63,519

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 9.1%

COMMERCIAL PAPER - 8.1%
American Honda Finance Corp.
0.14%, 11/3/2021(c)	2,552,000	2,551,655
0.15%, 12/7/2021(c)	667,000	666,789
BNG Bank NV
0.07%, 10/15/2021(a)(c)	667,000	666,981
0.07%, 10/19/2021(a)(c)	667,000	666,974
CenterPoint Energy, Inc.
0.11%, 10/1/2021(c)	2,129,000	2,128,992
Cigna Corp.
0.18%, 10/18/2021(a)(c)	3,150,000	3,149,787
Entergy Corp.
0.10%, 10/1/2021(a)(c)	1,065,000	1,064,997
Export Development Corp.
0.06%, 10/4/2021(c)	311,000	310,998
0.05%, 12/6/2021(c)	477,000	476,940
FMS Wertmanagement
0.09%, 11/23/2021(a)(c)	661,000	660,905
0.11%, 12/13/2021(a)(c)	2,183,000	2,182,511
0.11%, 12/15/2021(a)(c)	266,000	265,937
General Motors Financial Co., Inc.
0.24%, 10/1/2021(c)	2,090,000	2,089,985
Glencore Funding LLC
0.12%, 10/1/2021(c)	1,935,000	1,934,993
Hydro-Quebec
0.04%, 10/1/2021(a)(c)	621,000	620,999
Kreditanstalt fuer Wiederaufbau
0.08%, 11/1/2021(a)(c)	250,000	249,986
NRW Bank
0.07%, 11/5/2021(a)(c)	609,000	608,949
0.07%, 11/8/2021(a)(c)	609,000	608,943
0.09%, 11/15/2021(a)(c)	1,042,000	1,041,879
Nutrien Ltd.
0.14%, 11/16/2021(c)	305,000	304,936
Province of Quebec
0.06%, 11/10/2021(c)	685,000	684,953

TotalEnergies Capital Canada Ltd.
0.08%, 11/9/2021(c)	1,653,000	1,652,835
0.08%, 11/10/2021(c)	957,000	956,902
TOTAL COMMERCIAL PAPER (Cost $25,548,986)		25,548,826

U.S. TREASURY OBLIGATIONS - 1.0%
U.S. Treasury Bills
0.04%, 11/4/2021(c)	1,500,000	1,499,894
0.02%, 11/12/2021(c)	1,500,000	1,499,912
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,999,900)		2,999,806

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.0%(b)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (d) (Cost $2,149)	2,149	2,149

TOTAL SHORT-TERM INVESTMENTS (Cost $28,551,035)		28,550,781

Total Investments - 99.7% (Cost $215,325,749)		313,819,027
Other assets less liabilities - 0.3%		1,004,957
Net Assets - 100.0%		314,823,984

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at September 30, 2021 amounted to $12,456,247, which represents approximately 3.96% of net assets of the Fund.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown was the current yield as of September 30, 2021.
(d)	Represents 7-day effective yield as of September 30, 2021.

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2021 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,096,500	EUR	1,727,000	Goldman Sachs	10/20/2021	$95,398
USD	1,397,136	GBP	989,000	Goldman Sachs	10/20/2021	64,532
USD	1,446,898	EUR	1,183,000	Bank of New York Mellon	11/17/2021	75,383
USD	1,406,820	EUR	1,180,000	JPMorgan Chase Bank	1/19/2022	36,596
USD	1,826,316	EUR	1,541,000	UBS AG	2/16/2022	35,881
USD	749,917	GBP	542,000	UBS AG	2/16/2022	19,551
Total unrealized appreciation						327,341
GBP	336,000	USD	459,295	Goldman Sachs	10/20/2021	(6,560)
EUR	1,183,000	USD	1,399,075	Bank of New York Mellon	11/17/2021	(27,560)
Total unrealized depreciation						(34,120)
Net unrealized appreciation						$293,221

Abbreviations
ADR	American Depositary Receipt
COP	Colombian Peso
EUR	Euro
Fix Rt	Fixed Rate
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2021 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	0.4%
Auto Components	0.6
Banks	2.8
Beverages	4.3
Chemicals	4.4
Commercial Services & Supplies	1.9
Commodities	11.2
Construction Materials	0.5
Diversified Financial Services	5.6
Electrical Equipment	1.6
Electronic Equipment, Instruments & Components	2.0
Entertainment	0.8
Equity Real Estate Investment Trusts (REITs)	0.1
Food Products	5.7
Foreign Government Securities	2.4
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	1.1
Household Durables	1.0
Household Products	2.0
Industrial Conglomerates	2.4
Insurance	6.3
Interactive Media & Services	0.3
Internet & Direct Marketing Retail	1.1
Leisure Products	1.4
Machinery	4.1
Metals & Mining	3.5
Oil, Gas & Consumable Fuels	3.3
Personal Products	1.9
Pharmaceuticals	3.5
Real Estate Management & Development	4.1
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.8
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	1.9
Tobacco	3.2
Trading Companies & Distributors	0.6
Short-Term Investments	9.1
Total Investments	99.7%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2021, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$64,129,380	$178,175,354 (a)	$–	$242,304,734
Commodities *	–	35,202,119	–	35,202,119
Foreign Government Securities	–	7,697,874	–	7,697,874
Warrants	63,519	–	–	63,519
Short-Term Investments	2,149	28,548,632	–	28,550,781
Forward Foreign Currency Exchange Contracts**	–	327,341	–	327,341
Total	$64,195,048	$249,951,320	$–	$314,146,368

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(34,120)	$–	$(34,120)
Total	$–	$(34,120)	$–	$(34,120)

(a) The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s portfolio. For the nine-month period ended September 30, 2021, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $720,493 and $9,648,021, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At September 30, 2021, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$327,341	$34,120	$(63,653)	$293,221

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$159,930	$(6,560)	$(110,000)	$43,370
Bank of New York Mellon	75,383	(27,560)	–	47,823
JPMorgan Chase Bank	36,596	–	–	36,596
UBS AG	55,432	–	–	55,432
Total	$327,341	$(34,120)	$(110,000)	$183,221

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs	6,560	(6,560)	–	–
Bank of New York Mellon	27,560	(27,560)	–	–
Total	$34,120	$(34,120)	$–	$–

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.